SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      56-2331643
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2003-AR1

On April 25, 2004, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2003, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR1 relating to the distribution date of April 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2004


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated April 25, 2004


                             Payment Date: 04/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        12,695,325.17    4.905222%     1,875,550.54     50,669.15    1,926,219.69       0.00   1,225.33
                        2A1        79,764,883.33    5.109366%     8,780,815.79    339,623.32    9,120,439.11       0.00       0.00
Residual                2AR                 0.00    5.109366%             0.00          0.00            0.00       0.00       0.00
                        3A1        19,191,435.04    5.404930%       754,430.59     86,440.31      840,870.90       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,721,803.24    5.137886%       185,609.72     15,895.35      201,505.07       0.00      39.81
                        B2          1,283,347.67    5.137886%        64,001.72      5,481.02       69,482.73       0.00      13.73
                        B3          1,026,868.12    5.137886%        51,210.85      4,385.62       55,596.47       0.00      10.98
                        B4            384,719.32    5.137886%        19,186.30      1,643.09       20,829.39       0.00       4.12
                        B5            513,909.02    5.137886%        25,629.11      2,194.84       27,823.95       0.00       5.50
                        B6            385,466.36    5.137886%        19,223.56      1,646.28       20,869.84       0.00       4.12
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        118,967,757.29     -           11,775,658.17    507,978.99   12,283,637.16     -        1,303.60
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        10,819,774.63          1,225.33
                                2A1        70,984,067.54              0.00
Residual                        2AR                 0.00              0.00
                                3A1        18,437,004.45              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,536,193.53             39.81
                                B2          1,219,345.96             13.73
                                B3            975,657.28             10.98
                                B4            365,533.02              4.12
                                B5            488,279.91              5.50
                                B6            366,242.80              4.12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        107,192,099.12          1,303.60
--------------------------------------------------------------------------------

                             Payment Date: 04/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    12,695,325.17     4.905222% 32051DTL6    64.319291      1.737625    371.048513
                           2A1    79,764,883.33     5.109366% 32051DTM4    46.301819      1.790856    374.303652
Residual                   2AR             0.00     5.109366% 32051DTN2     0.000000      0.046206      0.000000
                           3A1    19,191,435.04     5.404930% 32051DTP7    17.250831      1.976547    421.581059
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,721,803.24     5.137886% 32051DTQ5    47.373587      4.057007    902.550671
                           B2      1,283,347.67     5.137886% 32051DTR3    47.373587      4.057007    902.550671
                           B3      1,026,868.12     5.137886% 32051DTS1    47.373587      4.057007    902.550671
                           B4        384,719.32     5.137886% 32051DTT9    47.373587      4.057007    902.550671
                           B5        513,909.02     5.137886% 32051DTU6    47.373587      4.057007    902.550671
                           B6        385,466.36     5.137886% 32051DTV4    47.373592      4.057008    902.550762
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     118,967,757.29       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        11,572,146.77    75,941,749.53    19,678,202.82
Loan count                     24              163               41
Avg loan rate           5.220222%        5.448366%        5.762930%
Prepay amount        1,919,557.75     8,988,694.30       756,374.71

                          Total
                          -----
Prin balance       107,192,099.12
Loan count                    228
Avg loan rate                5.48
Prepay amount       11,664,626.76

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         2,356.83        20,096.10         5,737.30
Sub servicer fees            0.00             0.00             0.00
Trustee fees                67.53           425.02           102.29


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        28,190.23
Sub servicer fees            0.00
Trustee fees               594.84


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.139053%            96.998178%            111,651,643.54
   -----------------------------------------------------------------------------
   Junior            5.860947%             3.001822%              6,951,252.49
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   868,528.56
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   868,528.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,283,637.16         12,283,637.16
Principal remittance amount           11,775,658.17         11,775,658.17
Interest remittance amount               507,978.99            507,978.99